SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

January 10, 2005

ALTRIMEGA HEALTH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	000-29057	87-0631750
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4702 Oleander Drive, Suite 200, Myrtle Beach, South Carolina	29577
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(843) 497-7028

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Between December 21, 2004 and January 5, 2005, Altrimega Health Corporation entered into releases with each holder of the Company’s 1,000,000 shares of Series A Preferred Stock, which resulted in the cancellation of all of the Company’s shares of Series A Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description

Exhibit	Description	Location
Exhibit 99.1	Form of General Release between Altrimega Health Corporation and the holder of Series A Preferred Stock	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2005	ALTRIMEGA HEALTH CORPORATION

By:/s/ John Gandy
Name: John Gandy
Title: President